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                                                                    EXHIBIT 10.2

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[LOGO] Bank of America                                    AMENDMENT TO DOCUMENTS
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                        AMENDMENT NO. 1 TO BUSINESS LOAN
                                   AGREEMENT

This Amendment No. 1 (the "Amendment") dated as of July 31, 1998, is between Bank of America NT & SA (the "Bank") and Coffee People, Inc. (the "Borrower").

                                    RECITALS

A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of July 30, 1998 (the "Agreement").

B.   The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT

1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.   AMENDMENTS. The Agreement is hereby intended as follows:

     2.1 In Paragraph 1.2 of the Agreement, the date "August 1, 1999" is substituted for the date "August 1, 1998".

3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA NT & SA                 COFFEE PEOPLE, INC.


X /s/ ED KLOSS                          X /s/ MARK J. ARCHER
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By:    Ed Kloss                         By:    Mark J. Archer
Title: Vice President                   Title: Executive Vice President and CFO















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